UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06526
Coventry Group
(Exact name of registrant as specified in charter)
3435 Stelzer Road Columbus, OH 43219
(Address of principal executive offices) (Zip code)
3435 Stelzer Road Columbus, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-766-8938
Date of fiscal year end: September 30, 2008
Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

A N N U A L R E P O R T

1st Source Monogram Funds[SM]

Annual Report
September 30, 2008

Notice to Investors
Shares of 1st Source Monogram Funds[SM]:

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

Table of Contents
1st Source Monogram Funds
Annual Report—September 30, 2008
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov. A copy of the Funds’ voting record for the most recent 12-month period ended June 30, is available at the SEC’s website at www.sec.gov.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The 1st Source Monogram Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

Letter from the Investment Adviser
Dear Investor:
We are pleased to present this report for the six-month period ended September 30, 2008. The period marked the definitive entrance of a bear market, as the housing market that had concerned us previously created a far larger problem than we had envisioned. For the period as a whole, the Dow Jones Industrial Average of blue-chip stocks fell 11.52%, while the S&P 500 Index lost 10.85% and the Small-Cap Russell 2000® declined 0.54%. Bond investors meanwhile fled lower-quality securities in favor of the highest-quality issues. The Barclays U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) posted a -1.50% return for the period.
The credit crisis resulting from the subprime mortgage meltdown created a global financial panic. Early in the period securities underwriter Bear Stearns was sold at fire-sale prices to JPMorgan in a deal that was facilitated by the Federal Reserve (the “Fed”). The Fed went on to take actions that are unprecedented in recent history, including infusing large amounts of money into the banking system, extending emergency cash to Wall Street, seizing mortgage giants Fannie Mae and Freddie Mac and taking control of Washington Mutual, which collapsed under the weight of its enormous bets on the mortgage market. During the period, 158-year-old investment bank Lehman Brothers filed for Chapter 11 bankruptcy, Bank of America acquired Merrill Lynch and the federal government loaned $85 billion to troubled insurance firm AIG. The resulting illiquidity and lack of trust in the global financial systems created stress in virtually all fixed-income and equity markets around the globe.
These events weighed on an economy that already was struggling under the downturn in the housing market, rising inflation and higher unemployment. It has become clear that the global bull market has become a global bear market—and a relatively severe bear market at that. As the period wore on, it became increasingly apparent that the United States was headed for a consumer recession, the likes of which had not been seen since the 1980 to 1982 period.
Global stocks decline
Equities’ performance was bleak across the board during the six-month period. The deteriorating financial environment and the strong prospects for a recession left virtually no sector unscathed. Consumer staples, and high-quality companies in general, rode out the period most successfully.
International markets were unable to provide a safe harbor under these turbulent conditions, and suffered one of their worst periods in five years. U.S. consumption has been the engine of growth for many international exporters. When American consumer spending slowed, international firms’ performance suffered. U.S.-based investors’ performance in foreign markets also suffered due to the dollar’s rally toward the end of the period.
Fixed-income investors favor quality
The unprecedented government activities to stabilize the financial system during the period roiled the fixed-income markets. Treasury securities led the bond markets by a wide margin, as investors fled to the safety of the highest-quality issues available. Short-term Treasuries fared especially well, due to investors’ pursuit of liquidity. The yield curve steepened considerably as a result.
The flight to quality, and away from any security not guaranteed by the U.S. government, caused prices on corporate bonds to fall. Bonds with lower credit ratings generally saw their prices fall farthest, pushing up their yields dramatically.
Looking forward
This period has been a trying one for investors. It is worth remembering, however, that markets historically have been cyclical. Equity markets in particular vacillate due to investor sentiment: from greed during bull markets to fear during bear markets. Current circumstances suggest investors have reached the fear stage, which typically has indicated the bottom of the market.
Our opinion at this time is that conditions will remain unsettled for some period. Global growth expectations have slowed, and the outlook for corporate profits has been deteriorating. These factors make it difficult to understand stock market valuations with any degree of precision. Share prices have continued to be very low, but the extent to which a recession will depress earnings remains to be seen.
Americans today have little practice in enduring financial panics—but it is always prudent to remain calm in stressful circumstances. We continue to believe that the United States boasts the world’s most flexible economy, and that it will work through these problems in time.

Letter from the Investment Adviser, continued
Indeed, this crisis already has produced some positive results. High prices for commodities and energy had cramped consumer discretionary spending and sparked inflation fears. As energy prices have decreased and world growth expectations have slowed, inflation expectations are diminishing. As a result, we believe interest rates are likely to remain low for some time—and low interest rates have generally created a positive environment for growth in equity markets.
What’s more, recessions often prompt consumers, corporations and governments to reorient their priorities: Savings and increased caution about appropriate levels of risk become more important, thus setting the stage for the next growth cycle.
Changes at the Monogram Funds
1st Source and Wasatch Advisors have entered into a strategic partnership whereby Wasatch will acquire the three Monogram Funds. All three funds will continue to be managed by the current portfolio managers. In fact, you may be receiving proxy material as this letter arrives; it is worth noting that the Monogram Fund board voted for the approval of this transaction.
Ralph Shive and Mike Shinnick will be joining Wasatch as employees, and will be opening an office in South Bend. Wasatch will be hiring 1st Source with Paul Gifford as subadvisor for the Income Fund.
Our expectation is that there will be no change to either the investment objectives or investment management process. We expect the deal to be closed by December.
Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. Please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8939 if you have any questions or require assistance.

Sincerely,

Ralph C. Shive, CFA
Paul W. Gifford, CFA
Robert W. Nelson, CFA
Scott R. Tapley, CFA
Bruno P. Riboni
Michael L. Shinnick
Jason W. Cooper
The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1st Source Monogram Funds
Income Equity Fund
Ralph C. Shive, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Q.	How did the Income Equity Fund perform during the six-month period ended September 30, 2008?

A.	The Fund returned -9.65%. That compared to a -11.10% return for Fund’s benchmark, the Russell 1000® Value Index and a -11.30% return for the Lipper Equity Income Funds Index[1].

Q.	What factors affected the Fund’s performance?

A.	The current financial panic is one of the worst we have seen in the last 30 years, with the broad set of problems facing the economy recalling those of the 1973-1974 recession. Equities’ returns were significantly affected by the unwinding of low-quality debt during the period, leading to the Fund’s negative absolute return.

As it has in previous recent periods, the Fund’s cash position boosted returns relative to the benchmark index[2].

The Fund’s underweight position in financials boosted performance during the fiscal first quarter of 2008. During the second quarter, however, the implementation of massive government policies to shore up the financial system resulted in outperformance by the sector as a whole. As a result, for the full period the Fund’s underweight position dragged on relative returns[2].

During the first half of the Fund’s six month reporting period, industrial and energy stocks outperformed. However, as forecasts for global growth unwound, so did success of the energy theme. These stocks, which had experienced a multi-year period of outperformance, came under heavy selling pressure as investors took profits. A somewhat similar situation affected industrials: Export markets remained strong until global recession became a more common forecast, leading those stocks to falter as well. The Fund’s overweight position in these shares reduced relative returns for the period as a whole.[2]
Average Annual Total Return

As of 9/30/08	6 Month*	1 Year	5 Year	10 Year

Income Equity Fund	-9.65%	-15.19%	11.30%	9.79%

Russell 1000® Value Index	-11.10%	-23.56%	7.12%	5.55%

Lipper Equity Income Funds Index	-11.30%	-22.36%	5.92%	4.10%

Gross Expense Ratio	1.45%
Net Expense Ratio	1.20%
The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of September 30, 2008 can be found in the financial highlights. Investment performance reflects voluntary fee waivers which may be discontinued at any time. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses after the Distributor’s fee waiver would be 1.38% and 1.13%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1] The Lipper Equity Income Funds Index consists of mutual funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

[2] Portfolio composition subject to change.

* Aggregate Total Return.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the U.S. equity universe. It includes those Russell 1000 companies with lower growth price-to-book ratios and lower expected values. This index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1st Source Monogram Funds
Income Equity Fund
Growth of a $10,000 Investment
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 09/98 to 09/08, and represents the reinvestment of dividends and capital gains in the Fund. The Fund changed its fiscal year end from 03/31 to 09/30. Accordingly, the beginning point was changed to 09/98 for purposes of this chart.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.
Continued

1st Source Monogram Funds Income Equity Fund	Schedule of Portfolio Investments September 30, 2008

Security Description	Shares	Value ($)
Common Stocks — 80.6%
Basic Materials — 4.7%
Alcoa, Inc.	390,000	8,806,200
Anglo American PLC ADR	220,000	3,680,600
E. I. du Pont de Nemours & Co.	195,000	7,858,500
Newmont Mining Corp.	165,000	6,395,400
Potash Corp. of Saskatchewan, Inc.	25,000	3,300,250
The Dow Chemical Co.	220,000	6,991,600

		37,032,550

Communications — 6.9%
AT&T, Inc.	360,000	10,051,200
Belo Corp., Series A	785,000	4,678,600
Deutsche Telekom AG ADR	570,000	8,681,100
Harris Corp.	200,000	9,240,000
Nokia Corp. ADR	315,000	5,874,750
Time Warner, Inc.	425,000	5,571,750
Verizon Communications, Inc.	300,000	9,627,000

		53,724,400

Consumer Cyclical — 5.3%
International Paper Co.	390,000	10,210,200
Johnson Controls, Inc.	240,000	7,279,200
The Home Depot, Inc.	345,000	8,932,050
Wal-Mart Stores, Inc.	120,000	7,186,800
Walgreen Co.	260,000	8,049,600

		41,657,850

Consumer Non-Cyclical — 8.4%
Archer-Daniels-Midland Co.	410,000	8,983,100
Avon Products, Inc.	161,000	6,692,770
ConAgra, Inc.	350,000	6,811,000
H&R Block, Inc.	275,000	6,201,250
H.J. Heinz Co.	85,000	4,242,350
Kimberly-Clark Corp.	160,000	10,374,400
PepsiCo, Inc.	155,000	11,046,850
Sysco Corp.	350,000	10,790,500

		65,142,220

Energy — 10.1%
Anadarko Petroleum Corp.	120,000	5,821,200
Chevron Corp.	100,000	8,248,000
ConocoPhillips	130,000	9,522,500
EnCana Corp.	105,000	6,901,650
Hugoton Royalty Trust	160,000	4,294,400
Marathon Oil Corp.	240,000	9,568,800
National Fuel Gas	86,000	3,627,480
Penn West Energy Trust	210,000	5,061,000
Precision Drilling Trust	270,000	4,473,900
Schlumberger Ltd.	75,000	5,856,750
Spectra Energy Corp.	385,000	9,163,000
Williams Cos., Inc.	265,000	6,267,250

		78,805,930

Financial — 11.3%
AllianceBernstein Holding LP	160,000	5,921,600
Capital One Financial Corp.	130,000	6,630,000
Federated Investors, Inc., Class B	330,000	9,513,900
Hartford Financial Services Group	150,000	6,148,500
J.P. Morgan Chase & Co.	230,000	10,741,000
Lincoln National Corp.	230,000	9,846,300
Old Republic International Corp.	525,000	6,693,750
The Allstate Corp.	260,000	11,991,200
The Blackstone Group LP	365,000	5,599,100
The Travelers Cos., Inc.	210,000	9,492,000
Waddell & Reed Financial, Inc., Class A	230,000	5,692,500

		88,269,850

Health Care — 10.8%
Abbott Laboratories	190,000	10,940,200
Boston Scientific Corp. (a)	380,000	4,662,600
C.R. Bard, Inc.	75,000	7,115,250
Eli Lilly & Co	245,000	10,787,350
Johnson & Johnson	190,000	13,163,200
Merck & Co., Inc.	210,000	6,627,600
Novartis AG ADR	210,000	11,096,400
Pfizer, Inc.	580,000	10,695,200
Zimmer Holdings, Inc. (a)	145,000	9,361,200

		84,449,000

Industrials — 13.7%
Avnet, Inc. (a)	365,000	8,989,950
Emerson Electric Co.	220,000	8,973,800
Esterline Technologies Corp. (a)	170,000	6,730,300
Fluor Corp.	100,000	5,570,000
General Electric Co.	440,000	11,220,000
Honeywell International, Inc.	160,000	6,648,000
Omnicom Group, Inc.	195,000	7,519,200
Pall Corp.	162,000	5,571,180
Parker-Hannifin Corp.	190,000	10,070,000
Raytheon Co.	170,000	9,096,700
Shaw Group, Inc. (a)	150,000	4,609,500
Sonoco Products Co.	190,000	5,639,200
United Technologies Corp.	104,000	6,246,240
Waste Management, Inc.	310,000	9,761,900

		106,645,970

Media — 1.0%
CBS Corp., Class B	540,000	7,873,200

Technology — 6.4%
Computer Sciences Corp. (a)	195,000	7,825,350
Hewlett-Packard Co.	225,000	10,404,000
Intel Corp.	530,000	9,926,900
Maxim Integrated Products, Inc.	285,000	5,158,500
Microsoft Corp.	430,000	11,476,700
Sun Microsystems, Inc. (a)	685,000	5,206,000

		49,997,450

Utilities — 2.0%
American Electric Power Co., Inc.	280,000	10,382,400
NiSource, Inc.	350,000	5,166,000

		15,548,400

Total Common Stocks
(Cost $666,764,346)		629,146,820

See notes to financial statements.

1st Source Monogram Funds Income Equity Fund	Schedule of Portfolio Investments September 30, 2008

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Convertible Corporate Bond — 0.6%
Mining — 0.6%
Coeur d’Alene Mines Corp., 3.25%, 3/15/28, Convertible 3/22/15@100	8,000,000	4,900,000

Total Convertible Corporate Bond
(Cost $6,533,917)		4,900,000

Investment Companies — 17.3%

Fifth Third Prime Money Market Fund, Institutional Class, 3.28% (b)	134,551,581	134,551,581

Total Investment Companies
(Cost $134,551,581)		134,551,581

Total Investments (Cost $807,849,844) — 98.5%		768,598,401

Other assets in excess of liabilities — 1.5%		11,785,720

NET ASSETS — 100.0%		$780,384,121

(a)	Represents non-income producing security.

(b)	Variable Rate Security. The rate presented in this report represents the rate that was in effect on September 30, 2008.

ADR — American Depositary Receipt

PLC — Public Limited Company
Percentage of Total Investments (unaudited)
See notes to financial statements.

1st Source Monogram Funds
Income Equity Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments, at value (cost $807,849,844)		$768,598,401
Interest and dividends receivable		1,473,728
Receivable for capital shares issued		5,832,446
Receivable for investments sold		8,866,027
Prepaid expenses and other assets		60,207

Total Assets		784,830,809

Liabilities:
Payable for capital shares redeemed		3,876,775
Accrued expenses and other payables:
Investment adviser		510,756
Administration		22,552
Shareholder servicing		14,549
Accounting		4,408
Chief compliance officer		3,082
Transfer agent		2,335
Trustee		6,389
Other		5,842

Total Liabilities		4,446,688

Net Assets		$780,384,121

Composition of Net Assets:
Capital		$820,857,078
Accumulated undistributed net investment income		542,260
Accumulated net realized losses from investment transactions		(1,763,774)
Net unrealized depreciation from investments		(39,251,443)

Net Assets		$780,384,121

Shares Outstanding (par value $0.01, unlimited number of authorized shares)		60,343,256

Net Asset Value, Offering and Redemption Price per share		$12.93

Statements of Operations

	For the six	For the
	months ended	year ended
	September 30,	March 31,
	2008	2008
Investment Income:
Interest	$77,860	$26,006
Dividends	9,844,589	7,914,955
Foreign tax withholding	(188,196)	(7,976)

Total Investment Income	9,734,253	7,932,985

Expenses:
Investment adviser	2,561,482	2,471,695
Administration	480,283	463,445
Distribution	800,464	772,404
Shareholder servicing	34,794	72,436
Accounting	101,685	103,196
Chief compliance officer	11,064	17,742
Custodian	9,899	17,317
Transfer agent	27,624	55,579
Trustee	20,769	34,517
Other	94,860	262,376

Total expenses before fee reductions	4,142,924	4,270,707
Distribution fees voluntarily reduced	(800,464)	(772,404)

Net Expenses	3,342,460	3,498,303

Net Investment Income	6,391,793	4,434,682

Net Realized/Unrealized Gains (Losses) from Investments:
Realized gains from investment transactions	7,518	11,649,240
Change in unrealized appreciation/ depreciation from investments	(89,835,019)	14,606,996

Net realized/unrealized gains (losses) from investments	(89,827,501)	26,256,236

Change in Net Assets Resulting from Operations	$(83,435,708)	$30,690,918

See notes to financial statements.

1st Source Monogram Funds
Income Equity Fund
Statements of Changes in Net Assets

	For the	For the	For the
	six months ended	year ended	year ended
	September 30,	March 31,	March 31,
	2008	2008	2007
Investment Activities:
Operations:
Net investment income	$6,391,793	$4,434,682	$2,108,903
Realized gains from investment transactions	7,518	11,649,240	8,696,990
Change in unrealized appreciation/depreciation from investments	(89,835,019)	14,606,996	9,260,008

Change in net assets resulting from operations	(83,435,708)	30,690,918	20,065,901

Distributions:
From net investment income	(6,063,576)	(4,327,170)	(2,050,577)
From net realized gains	—	(14,377,983)	(9,444,660)
Return of Capital	(112,239)	(24,424)	—

Change in net assets from shareholder distributions	(6,175,815)	(18,729,577)	(11,495,237)

Capital Transactions:
Proceeds from shares issued	493,306,878	316,064,382	28,784,880
Proceeds from shares issued in connection with acquisition (Note 2)	—	—	18,724,356
Dividends reinvested	5,067,853	11,809,981	10,456,889
Cost of shares redeemed	(76,053,584)	(59,294,127)	(28,911,626)

Change in net assets from capital share transactions	422,321,147	268,580,236	29,054,499

Change in net assets	332,709,624	280,541,577	37,625,163

Net Assets:
Beginning of period	447,674,497	167,132,920	129,507,757

End of period	$780,384,121	$447,674,497	$167,132,920

Share Transactions:
Issued	34,354,765	22,808,982	2,122,386
Issued in connection with acquisition (Note 2)	—	—	1,265,518
Reinvested	359,009	764,998	725,772
Redeemed	(5,377,107)	(3,863,365)	(1,977,153)

Change in shares	29,336,667	19,710,615	2,136,523

Accumulated undistributed net investment income	$542,260	$214,043	$120,943

See notes to financial statements.

1st Source Monogram Funds
Income Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months
	ended
	September		For the years ended March 31,
	30, 2008		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.44		$14.80	$14.14	$13.61	$12.16	$8.87

Investment Activities:
Net investment income	0.14	(d)	0.21	0.22	0.17	0.14	0.17
Net realized and unrealized gains (losses) from investments	(1.52)		0.31	1.66	2.10	1.91	3.39

Total from investment activities	(1.38)		0.52	1.88	2.27	2.05	3.56

Distributions:
Net investment income	(0.13)		(0.21)	(0.21)	(0.18)	(0.13)	(0.16)
Net realized gains	—		(0.67)	(1.01)	(1.56)	(0.47)	(0.11)

Total distributions	(0.13)		(0.88)	(1.22)	(1.74)	(0.60)	(0.27)

Net Asset Value, End of Period	$12.93		$14.44	$14.80	$14.14	$13.61	$12.16

Total Return	(9.65	)%(a)	3.22%	13.69%	17.72%	17.17%	40.48%

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$780,384		$447,674	$167,133	$129,508	$103,127	$79,034
Ratio of net expenses to average net assets	1.04	%(b)	1.13%	1.15%	1.19%	1.19%	1.21%
Ratio of net investment income to average net assets	1.99	%(b)	1.43%	1.52%	1.25%	1.10%	1.49%
Ratio of expenses (before fee reductions) to average net assets (c)	1.29	%(b)	1.38%	1.40%	1.45%	1.44%	1.46%
Portfolio turnover	5	%(a)	36%	26%	37%	44%	24%

(a)	Not annualized.

(b)	Annualized.

(c)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Calculated using average shares method.
See notes to financial statements.

1st Source Monogram Funds
Income Fund
Paul Gifford, CFA
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.
Q.	How did the Income Fund perform relative to its benchmark for the period ended September 30, 2008?
A.	The Fund returned -1.69%. That compared to a -2.70% return for the Fund’s benchmark, the Barclays Intermediate U.S. Government/Credit Bond Index (formerly Lehman Brothers Intermediate U.S. Government/Credit Bond Index).
Q.	What factors contributed to the Fund’s performance?
A.	Fallout from the expanding credit crisis created negative returns for the bond market as a whole. In particular, corporate bonds and mortgage-related bonds performed poorly, contributing to a negative absolute return for the Fund.
The Fund’s underweight position in credit securities boosted performance relative to the benchmark index, as did the Fund’s emphasis on quality in the credit securities it did hold. Our security selection helped boost relative returns, as we had no exposure to two of the major firms devastated by the credit crisis.1

The Fund held a shorter duration than that of the benchmark. That positioning reflects a strategic decision by which the Fund holds less exposure to interest rate risk than the index. Holding a short duration benefited returns during much of the period, as interest rates across the Treasury yield curve rose.
Average Annual Total Return

As of 9/30/08	6 Month*	1 Year	5 Year	10 Year
Income Fund	-1.69%	2.88%	2.52%	3.88%
Barclays Intermediate U.S. Government/Credit Bond Index	-2.70%	3.13%	3.25%	4.96%

Gross Expense Ratio	1.22%
Net Expense Ratio	0.97%
The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of September 30, 2008 can be found in the financial highlights. Investment performance reflects voluntary fee waivers which may be discontinued at any time. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses after the Distributor’s fee waiver would be 1.20% and 0.95%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	Portfolio composition subject to change.

*	Aggregate Total Return.
The Barclays Intermediate U.S. Government/Credit Bond Index (formerly Lehman Brothers Intermediate U.S. Government/Credit Bond Index) is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1st Source Monogram Funds
Income Fund
Growth of a $10,000 Investment
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 09/98 to 09/08, and represents the reinvestment of dividends and capital gains in the Fund. The Fund changed its fiscal year end from 03/31 to 09/30. Accordingly, the beginning point was changed to 09/98 for purposes of this chart.
The Barclays Intermediate Government/Credit Bond Index (formerly Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.
Continued

1st Source Monogram Funds Income Fund	Schedule of Portfolio Investments September 30, 2008

	Principal
Security Description	Amount ($)	Value ($)
Asset Backed Securities — 4.7%
ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	447,303	428,039
Citibank Credit Card Issuance Trust, 5.45%, 5/10/13, Series 2006-A4, Class A4	1,500,000	1,499,528
MBNA Credit Card Master Note Trust, 4.10%, 10/15/12	1,300,000	1,284,264
MBNA Master Credit Card Trust 99 B A, 5.90%, 8/15/11	790,000	795,069
Navistar Financial Corp. Owner Trust, 3.53%, 10/15/12, Series 2004-B, Class A4	185,505	184,208

Total Asset Backed Securities (Cost $4,264,968)		4,191,108

Collateralized Mortgage Obligations — 28.0%
Banc of America Mortgage Securities, 4.48%, 2/25/33, Series 2003-A, Class 3A1 (a)	58,517	58,036
Bear Stearns Commercial Mortgage Security, 4.74%, 9/11/42, Series 2005-PWR9, Class A2	390,000	379,711
Capital One Multi-Asset Execution Trust, 4.70%, 6/15/15, Series 2005-7, Class A7, CMO	600,000	574,639
Chase Manhattan Bank — First Union National Bank, 7.44%, 8/15/31, Series 1999-1, Class A2	548,877	551,816
Citicorp Mortgage Securities, Inc., 5.50%, 2/25/26, Series 2006-1, Class 5A1	689,953	645,700
Countrywide Home Loans, 4.50%, 8/25/19	718,449	704,860
Fannie Mae, 2.75%, 4/21/10, Series 1	500,000	498,797
Fannie Mae, 4.00%, 10/25/32, Series 2003-28, Class GA	981,052	935,686
Fannie Mae, 4.25%, 9/25/22, Series 2003-17, Class ED, CMO	560,947	551,981
Fannie Mae, 5.00%, 7/25/23, Series 2005-4, Class VG, CMO	1,301,800	1,236,967
Fannie Mae, 5.50%, 5/25/23, Series 2003-42, Class EK	250,000	239,726
Fannie Mae, 5.50%, 11/25/26, Series 2007-63, Class PA, CMO	375,936	380,911
Federal Home Loan Bank, 4.75%, 10/25/10, Series 00-0582, Class H	1,175,171	1,183,256
First Horizon Mortgage Pass-Through Trust, 5.75%, 2/25/33, Series 2002-9, Class 1A3, CMO	437,289	439,594
Freddie Mac, 4.00%, 12/15/11, Series 2892, Class UJ	665,255	663,310
Freddie Mac, 4.00%, 12/15/13, Series 2584, Class LE	266,638	265,691
Freddie Mac, 4.50%, 12/15/13, Series 2717, Class HP	763,127	766,971
Freddie Mac, 4.50%, 12/15/13, Series 2723, Class AT, CMO	617,471	615,988
Freddie Mac, 4.50%, 6/15/15, Series 2622, Class PC	377,649	379,445
Freddie Mac, 4.50%, 7/15/15, Series 2864, Class CV	597,765	595,998
Freddie Mac, 5.00%, 2/15/16, Series 2541, Class JB	627,762	632,421
Freddie Mac, 5.00%, 2/15/23, Series 2960, Class KP	621,317	622,795
Freddie Mac, 5.13%, 12/15/13, Series 3137, Class PJ, CMO	557,175	560,206
Freddie Mac, 5.13%, 6/15/18, Series R016, Class AM	572,427	574,714
Freddie Mac, 5.50%, 10/15/14, Series R014, Class AL, CMO	758,520	767,769
Freddie Mac, 5.50%, 5/15/15, Series 2808, Class VA, CMO	679,183	693,475
Freddie Mac, 5.50%, 12/15/19, Series R010, Class AB, CMO	2,960,663	2,982,063
Freddie Mac, 5.50%, 10/1/25, Series 2808, Class VA, CMO	351,385	351,865
Freddie Mac, 5.50%, 1/15/26, Series 2702, Class DE	600,000	605,765
Freddie Mac, 5.50%, 4/15/26, Series 2549, Class PB	203,578	204,083
Freddie Mac, 5.88%, 5/15/16, Series R007, Class AC, CMO	896,385	915,456
Government National Mortgage Assoc., 4.66%, 12/16/30, Series 2005-12, Class C	650,000	636,341
Government National Mortgage Assoc., 5.00%, 11/20/28, Series 2004-1, Class TB	766,099	772,449
Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	926,813	934,027
Government National Mortgage Assoc., 5.00%, 5/20/31, Series 2004-19, Class PD, CMO	900,000	899,764
Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC, CMO	500,000	487,520
Impac CMB Trust, 3.64%, 5/25/35, Series 2005-4, Class 1M1 (a)	126,881	60,886
LB-UBS Commercial Mortage Trust, 4.19%, 8/15/29, Series 2004-C6, Class A2	550,000	541,375

Total Collateralized Mortgage Obligations (Cost $25,104,738)		24,912,057

Corporate Bonds — 22.7%
Bank Holding Companies — 2.4%
HSBC Capital Funding LLC, 4.61%, 12/29/49 (a) (b)	500,000	426,642
Royal Bank of Canada, 5.65%, 7/20/11	700,000	718,552
South Trust Corp., 5.80%, 6/15/14	500,000	306,809
Wells Fargo Co., 2.89%, 1/24/12 (a)	700,000	692,896

		2,144,899

Basic Materials — 0.5%
Alcan, Inc., 4.50%, 5/15/13	450,000	419,663

Communications — 1.7%
Ameritech Cap Funding, 9.10%, 6/1/16	212,464	238,717
AT&T Corp., 7.30%, 11/15/11	500,000	519,245
Comcast Corp., 5.30%, 1/15/14	550,000	504,113
Verizon Communications, 4.38%, 6/1/13	300,000	276,666

		1,538,741

See notes to financial statements.

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	September 30, 2008

	Principal
Security Description	Amount ($)	Value ($)
Corporate Bonds, continued
Computer & Data Processing Services — 1.1%
Hewlett-Packard Co., 6.50%, 7/1/12	300,000	315,418
Oracle Corp., 5.00%, 1/15/11	650,000	665,450

		980,868

Consumer Goods & Services — 0.7%
NIKE, Inc., 5.15%, 10/15/15	600,000	607,937

Financial — 6.6%
BB&T Corp., 4.75%, 10/1/12	800,000	717,336
Berkshire Hathaway, Inc., 4.63%, 10/15/13	650,000	633,285
Commercial Credit Co., 10.00%, 12/1/08	1,300,000	1,296,595
First Tennessee Bank, 5.32%, 12/8/08, Series BKNT	350,000	347,271
General Electric Capital Corp., 5.40%, 2/15/17	1,000,000	878,808
Goldman Sachs Group, Inc., 3.01%, 3/2/10, Series B (a)	100,000	93,513
Goldman Sachs Group, Inc., 5.35%, 1/15/16	500,000	404,389
Household Finance Co., 6.38%, 10/15/11	325,000	321,587
JP Morgan Chase & Co., 4.85%, 6/16/11	600,000	583,927
Old National Bancorp, 5.00%, 5/20/10, Series MTN	250,000	249,130
The Progressive Corp., 6.38%, 1/15/12	325,000	335,806

		5,861,647

Food & Related — 1.2%
Bottling Group LLC, 4.63%, 11/15/12	600,000	590,378
Diageo Finance BV, 3.88%, 4/1/11	500,000	494,908

		1,085,286

Health Care — 2.4%
Abbott Laboratories, 5.60%, 5/15/11	350,000	361,734
Amgen, Inc., 4.00%, 11/18/09	300,000	297,169
Amgen, Inc., 4.85%, 11/18/14	300,000	287,462
AstraZeneca PLC, 5.40%, 9/15/12	600,000	602,814
CVS Caremark Corp., 5.75%, 8/15/11	550,000	558,119

		2,107,298

Manufacturing — 1.2%
3M Co., 4.38%, 8/15/13, Series E	500,000	505,223
Parker-Hannifin, 4.88%, 2/15/13	600,000	595,402

		1,100,625

Oil, Gas & Consumable Fuels — 0.7%
Apache Corp., 6.25%, 4/15/12	300,000	310,193
Western Oil Sands, Inc., 8.38%, 5/1/12	300,000	316,484

		626,677

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Corporate Bonds, continued
Real Estate — 1.0%
CPG Partners LP, 3.50%, 3/15/09	500,000	493,081
HD Real Estate Funding Corp. II, 5.95%, 10/15/08	400,000	399,933

		893,014

Retail — 0.6%
CVS Corp., 4.00%, 9/15/09	500,000	490,324

Special Purpose Entity — 0.3%
Targeted Return Index, 6.81%, 1/15/12 (a) (b)	266,000	277,507

Transportation — 0.3%
Burlington North Santa Fe, 4.30%, 7/1/13	300,000	280,009

Utilities — 2.0%
Energy East Corp., 6.75%, 6/15/12	350,000	355,590
Florida Power & Light, 4.85%, 2/1/13	300,000	299,448
Georgia Power Co., 5.13%, 11/15/12, Series K	600,000	599,946
Progress Energy, Inc., 7.10%, 3/1/11	10,000	10,275
PSEG Power LLC, 3.75%, 4/1/09	550,000	549,241

		1,814,500

Total Corporate Bonds (Cost $20,965,087)		20,228,995

Municipal Bonds — 2.5%
Access Group, Inc., Series 2002-1, Class A-4, RB, 3.14%, 9/1/37, GTD STD LNS ARS (a) (c) (d)	550,000	539,000
Arizona State Transportation Board Highway, RB, 5.00%, 7/1/23	650,000	640,620
Iowa Student Loan Liquidity Corp., Series V-IV, RB, 0.06%, 12/1/37, AMBAC GTD STD LNS ARS (a) (c) (d)	500,000	490,000
Kentucky Higher Education Student Loan Corp., Series A-2, RB, 3.99%, 6/1/36, GTD STD LNS ARS (a) (c) (d)	600,000	588,000

Total Municipal Bonds (Cost $2,308,556)		2,257,620

Mutual Funds — 0.5%
Eaton Vance Short Duration Diversified Income Fund	34,000	422,280

Total Mutual Funds (Cost $523,658)		422,280

Exchange Traded Funds — 0.2%
iShares iBoxx Investment Grade Corporate Bond Fund, 0.46%	2,000	179,580

Total Exchange Traded Funds (Cost $176,651)		179,580

See notes to financial statements.

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	September 30, 2008

	Principal
Security Description	Amount ($)	Value ($)
U.S. Government Agency Securities — 25.0%
Fannie Mae, 4.00%, 10/1/10, Pool # 254955	389,661	388,506
Fannie Mae, 4.58%, 11/1/34, Pool # 782320 (a)	367,443	370,012
Fannie Mae, 4.63%, 10/15/14	350,000	355,690
Fannie Mae, 5.00%, 4/26/17	700,000	684,224
Fannie Mae, 5.24%, 8/7/18	600,000	605,599
Fannie Mae, 6.01%, 1/1/35, Pool # 825245 (a)	380,003	388,544
Fannie Mae, 7.28%, 1/1/10, Pool # 382184	718,568	732,535
Fannie Mae, 7.35%, 10/1/32, Pool # 659567 (a)	18,578	19,085
Federal Farm Credit Bank, 3.85%, 2/11/15	1,000,000	965,327
Federal Farm Credit Bank, 4.88%, 4/1/14	650,000	666,211
Federal Farm Credit Bank, 4.88%, 1/17/17	500,000	502,887
Federal Farm Credit Bank, 5.20%, 12/27/12	650,000	673,888
Federal Farm Credit Bank, 5.95%, 7/9/14	700,000	712,368
Federal Home Loan Bank, 3.38%, 8/27/10, Series 1	500,000	499,660
Federal Home Loan Bank, 4.88%, 11/15/11	1,000,000	1,034,470
Federal Home Loan Bank, 5.00%, 12/16/11, Series WE11	400,000	415,305
Federal Home Loan Bank, 5.00%, 9/14/12	1,550,000	1,610,545
Federal Home Loan Bank, 5.00%, 10/1/12, Series 6	500,000	500,000
Federal Home Loan Bank, 5.25%, 6/10/11	1,000,000	1,043,550
Federal Home Loan Bank, 5.38%, 11/20/13	500,000	510,375
Freddie Mac, 4.00%, 7/1/10, Pool # M80828	724,855	723,898
Freddie Mac, 4.50%, 3/1/10, Pool # M80807	578,625	583,757
Freddie Mac, 5.00%, 12/1/09, Pool # M80784	364,593	368,402
Freddie Mac, 5.00%, 8/1/12, Pool # M80984	469,303	475,616
Freddie Mac, 5.13%, 11/24/10 Series MTN	1,000,000	1,003,417
Freddie Mac, 5.25%, 10/6/11	650,000	650,211
Freddie Mac, 5.50%, 3/28/16	1,400,000	1,437,646
Freddie Mac, 5.50%, 8/1/29, Pool # C46102	753,560	753,542
Freddie Mac, 5.50%, 8/1/33, Pool # 847281 (a)	69,714	69,996
Freddie Mac, 5.55%, 10/4/16	700,000	720,995
Freddie Mac, 5.69%, 5/1/31, Pool # 847292 (a)	190,566	194,656
Freddie Mac, 5.77%, 11/1/35, Pool # 1M0010 (a)	263,336	266,939
Freddie Mac, 6.53%, 12/1/32, Pool # 847527 (a)	153,492	156,259
Freddie Mac, 9.00%, 6/26/23, Series 2 (a)	200,000	198,620

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
U.S. Government Agency Securities, continued
Tennessee Valley Authority, 6.00%, 3/15/13, Series C	800,000	866,440
Tennessee Valley Authority, 6.25%, 12/15/17	1,000,000	1,102,430

Total U.S. Government Agency Securities (Cost $22,100,723)		22,251,605

U.S. Treasury Notes — 8.5%
U.S. Treasury Notes, 4.25%, 9/30/12	1,750,000	1,853,906
U.S. Treasury Notes, 4.25%, 8/15/15	4,790,000	5,063,552
U.S. Treasury Notes, 4.25%, 11/15/17	650,000	673,664

Total U.S. Treasury Notes (Cost $7,238,976)		7,591,122

U.S. Treasury Inflation Protected Bonds — 3.7%
United States Treasury NTS, 1.63%, 1/15/18	3,516,763	3,317,265

Total U.S. Treasury Inflation Protected Bonds (Cost $3,587,390)		3,317,265

Preferred Stocks — 1.3%
Financial — 1.3%
ABN AMRO Capital VII, 6.08%, 2/18/09	3,000	24,450
Bank of America Corp., 8.2%, 5/1/13	10,000	227,500
Cabco GS Cap Preferred, 4.12%, 2/15/34	22,700	250,835
Citigroup, Inc. Preferred, 8.125%, 2/15/18	10,000	165,000
ING Groep N.V. Preferred, 7.37%, 10/15/12	13,000	182,000
JP Morgan Chase Capital X, 7.00%, 2/15/32	8,500	195,500
Wells Fargo Capital XIV, 8.625%, 9/15/13	5,000	125,500

Total Preferred Stocks (Cost $1,765,076)		1,170,785

Investment Companies — 3.1%
Fifth Third Prime Money Market Fund, Institutional Class, 3.28% (a)	2,759,595	2,759,595

Total Investment Companies (Cost $2,759,595)		2,759,595

Total Investments (Cost $90,795,418) — 100.2%		89,282,012

Liabilities in excess of other assets — (0.2)%		(201,101)

NET ASSETS — 100.0%		$89,080,911

See notes to financial statements.

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	September 30, 2008
(a)	Variable Rate Security. The rates presented in this report represent the rates that were in effect on September 30, 2008.

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.

(c)	Fair Value Security. These securities represent 1.82% of the net assets as of September 30, 2008.

(d)	Illiquid security.
AMBAC — American Municipal Bond Assurance Corp.
ARS — Auction Rate Security, See Note 10
BKNT — Bank Note
CMO — Collateralized Mortgage Obligation
GTD STD LNS — Guaranteed Student Loans
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Percentage of Total Investments (unaudited)
See notes to financial statements.

1st Source Monogram Funds
Income Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments, at value (cost $90,795,418)	$89,282,012
Interest and dividends receivable	792,276
Receivable for capital shares issued	53,314
Prepaid expenses and other assets	7,660

Total Assets	90,135,262

Liabilities:
Payable for capital shares redeemed	992,476
Accrued expenses and other payables:
Investment adviser	41,129
Administration	2,590
Shareholder servicing	5,686
Chief compliance officer	848
Custodian	779
Transfer agent	3,221
Trustee	2,041
Other	5,581

Total Liabilities	1,054,351

Net Assets	$89,080,911

Composition of Net Assets:
Capital	$94,286,659
Accumulated undistributed net investment income	74,375
Accumulated net realized losses from investment transactions	(3,766,717)
Net unrealized depreciation from investments	(1,513,406)

Net Assets	$89,080,911

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	9,290,369

Net Asset Value, Offering and Redemption Price per share	$9.59

Statements of Operations

	For the six	For the
	months ended	year ended
	September 30,	March 31,
	2008	2008
Investment Income:
Interest	$1,889,606	$3,738,744
Dividends	173,342	334,879

Total Investment Income	2,062,948	4,073,623

Expenses:
Investment adviser	249,524	449,049
Administration	68,053	122,469
Distribution	113,420	204,113
Shareholder servicing	13,623	26,399
Accounting	25,786	47,714
Chief compliance officer	2,270	4,873
Custodian	5,389	9,705
Transfer agent	10,000	19,945
Trustee	4,264	9,576
Other	18,477	86,504

Total expenses before fee reductions	510,806	980,347
Distribution fees voluntarily reduced	(113,420)	(204,113)

Net Expenses	397,386	776,234

Net Investment Income	1,665,562	3,297,389

Net Realized/Unrealized Gains (Losses) from Investments:
Realized gains (losses) from investment transactions	(247,963)	199,120
Change in unrealized appreciation/depreciation from investments	(2,942,965)	1,864,138

Net realized/unrealized gains losses from investments	(3,190,928)	2,063,258

Change in Net Assets Resulting from Operations	$(1,525,366)	$5,360,647

See notes to financial statements.

1st Source Monogram Funds
Income Fund
Statements of Changes in Net Assets

	For the	For the	For the
	six months ended	year ended	year ended
	September 30,	March 31,	March 31,
	2008	2008	2007
Investment Activities:
Operations:
Net investment income	$1,665,562	$3,297,389	$2,981,780
Realized gains/(losses) from investment transactions	(247,963)	199,120	(632,360)
Change in unrealized appreciation/depreciation from investments	(2,942,965)	1,864,138	1,624,230

Change in net assets resulting from operations	(1,525,366)	5,360,647	3,973,650

Distributions:
From net investment income	(1,804,021)	(3,486,230)	(3,219,656)

Change in net assets from shareholder distributions	(1,804,021)	(3,486,230)	(3,219,656)

Capital Transactions:
Proceeds from shares issued	16,839,954	28,822,272	17,341,764
Dividends reinvested	1,514,366	2,914,811	2,782,701
Cost of shares redeemed	(12,925,350)	(25,551,179)	(14,831,585)

Change in net assets from capital share transactions	5,428,970	6,185,904	5,292,880

Change in net assets	2,099,583	8,060,321	6,046,874

Net Assets:
Beginning of period	86,981,328	78,921,007	72,874,133

End of period	$89,080,911	$86,981,328	$78,921,007

Share Transactions:
Issued	1,717,846	2,940,070	1,791,457
Reinvested	155,705	299,140	288,297
Redeemed	(1,324,409)	(2,613,037)	(1,532,253)

Change in shares	549,142	626,173	547,501

Accumulated undisributed net investment income	$74,375	$69,971	$72,251

See notes to financial statements.

1st Source Monogram Funds
Income Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months
	ended
	September		For the years ended March 31,
	30, 2008		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.95		$9.73	$9.63	$9.88	$10.34	$10.42

Investment Activities:
Net investment income	0.18	(d)	0.40	0.38	0.33	0.29	0.31
Net realized and unrealized gains (losses) from investments	(0.35)		0.24	0.13	(0.18)	(0.37)	0.02

Total from investment activities	(0.17)		0.64	0.51	0.15	(0.08)	0.33

Distributions:
Net investment income	(0.19)		(0.42)	(0.41)	(0.40)	(0.38)	(0.41)

Total Distributions	(0.19)		(0.42)	(0.41)	(0.40)	(0.38)	(0.41)

Net Asset Value, End of Period	$9.59		$9.95	$9.73	$9.63	$9.88	$10.34

Total Return	(1.69	)%(a)	6.74%	5.43%	1.52%	(0.76)%	3.26%

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$89,081		$86,981	$78,921	$72,874	$75,445	$73,678
Ratio of net expenses to average net assets	0.87	%(b)	0.95%	0.92%	0.95%	0.93%	0.91%
Ratio of net investment income to average net assets	3.66	%(b)	4.05%	3.95%	3.36%	2.84%	3.06%
Ratio of expenses (before fee reductions) to average net assets (c)	1.12	%(b)	1.20%	1.17%	1.21%	1.19%	1.16%
Portfolio turnover	15	%(a)	56%	59%	70%	79%	58%

(a)	Not annualized.

(b)	Annualized.

(c)	During the year, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Calculated using the average shares method.
See notes to financial statements.

1st Source Monogram Funds
Long/Short Fund
Michael Shinnick
Investment Concerns
Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.
Since the risk in this Fund relates specifically to the manager’s stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.
Q.	How did the Fund perform relative to its benchmark for the period ended September 30, 2008?
A.	The Monogram Long/Short Fund returned -3.66%. This Fund’s objective is to produce a positive risk-adjusted return in all market conditions. We attempt to generate an annualized gain that is greater than the return of the Fund’s benchmark, Citigroup U.S. Domestic Three-Month Treasury Bill Index, which during this period was 0.83%.
Q.	What factors contributed to the Fund’s performance?
A.	The Fund generated positive absolute returns on a year-to-date basis through early September. But stocks of most companies, across all sectors, experienced losses during September, at which point the Fund’s net-long position pushed absolute returns into negative territory.

The shifting regulatory environment for short-selling hurt the Fund’s returns relative to its benchmark. The federal government responded to the financial crisis by implementing a ban on short-selling more than 900 securities. We reacted to this development by initiating certain new positions, closing other positions and making position sizing adjustments. These reactive adjustments generally weighed on relative performance.[1]

The Fund’s long position in energy-related equities likewise dragged on relative performance. Energy shares gained through much of the period under review, but declined sharply in August and September.[1]

In general, the Fund’s stock selection boosted relative performance. Shares of a large retailer produced gains, and other high-quality stocks owned by the Fund outperformed the overall market as well. The Fund’s short positions also improved relative performance, benefiting from losses in select financial, retail and technology shares.[1]
Average Annual Total Return

As of 9/30/08	6 Month*	1 Year	5 Year	10 Year
Long/Short Fund	-3.66%	-6.40%	4.38%	5.35%
Citigroup U.S. Domestic Three-Month Treasury Bill Index	0.83%	2.55%	3.09%	3.39%

Gross Expense Ratio	2.00%
Net Expense Ratio	1.75%
The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of September 30, 2008 can be found in the financial highlights. Investment performance reflects voluntary fee waivers which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	Portfolio composition subject to change.

*	Aggregate Total Return.
The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1st Source Monogram Funds
Long/Short Fund
Growth of a $10,000 Investment
Past performance is not predictive of future results. The investment return and net asset value per share will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Long/Short Fund from 8/1/03 to 9/30/08, and represents the reinvestment of dividends and capital gains in the Fund.
The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.
Continued

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	September 30, 2008

Security Description	Shares	Value ($)
Common Stocks — 78.0% (b)
Basic Materials — 3.9%
BHP Billiton Ltd. SP ADR	20,000	1,039,800
Cemex S.A.B de C.V. ADR (a)	100,000	1,722,000
Freeport-McMoRan Copper & Gold, Inc.	35,000	1,989,750

		4,751,550

Commercial Services — 6.7%
Convergys Corp. (a)	200,000	2,956,000
CSG Systems International, Inc. (a)	70,000	1,227,100
Diamond Management & Technology Consultants, Inc.	352,306	1,652,315
Fair Isaac Corp.	100,000	2,306,000

		8,141,415

Communications — 6.9%
AT&T, Inc.	20,000	558,400
Nokia Corp. ADR	250,000	4,662,500
SK Telecom Co. Ltd. ADR	50,000	941,000
Time Warner, Inc.	120,000	1,573,200
Verizon Communications, Inc.	20,000	641,800

		8,376,900

Consumer Cyclical — 6.6%
FGX International Holdings Ltd. (a)	101,707	1,125,897
Noble International Ltd.	397,958	2,383,768
Wal-Mart Stores, Inc.	75,000	4,491,750

		8,001,415

Consumer Non-Cyclical — 1.0%
Cosan Ltd. (a)	100,000	798,000
Whole Foods Market, Inc.	20,000	400,600

		1,198,600

Energy — 15.5%
Boots & Coots International Well Control, Inc. (a)	527,600	1,018,268
Enbridge Energy Management LLC (a)	10,773	451,066
Enerplus Resources Fund	60,010	2,231,772
Helix Energy Solutions Group, Inc. (a)	60,000	1,456,800
Marathon Oil Corp.	50,000	1,993,500
MGP Ingredients, Inc.	121,405	344,790
Penn West Energy Trust	80,000	1,928,000
Plains All American Pipeline LP	62,000	2,456,440
Precision Drilling Trust	50,206	831,913
Provident Energy Trust	200,000	1,796,000
Spectra Energy Corp.	70,000	1,666,000
XTO Energy, Inc.	60,000	2,791,200

		18,965,749

Financial — 4.8%
Bank of New York Mellon Corp.	30,000	977,400
Barclays PLC ADR	25,000	617,500
IntercontinentalExchange, Inc. (a)	15,000	1,210,200
Old Republic International Corp.	120,000	1,530,000
The Allstate Corp.	10,000	461,200
Zenith National Insurance Corp.	30,000	1,099,200

		5,895,500

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Common Stocks, continued
Health Care — 2.6%
Johnson & Johnson	20,000	1,385,600
Rochester Medical Corp. (a)	135,280	1,793,813

		3,179,413

Industrials — 7.1%
Mueller Water Products, Inc.	180,000	1,616,400
North American Galvanizing & Coatings, Inc. (a)	62,049	316,450
Steel Dynamics, Inc.	220,000	3,759,800
Waste Management, Inc.	94,100	2,963,209

		8,655,859

Retail — Restaurants— 3.9%
The Steak n Shake Co. (a)	553,543	4,804,753

Technology— 18.6%
Cerner Corp. (a)	105,000	4,687,200
Cisco Systems, Inc. (a)	50,000	1,128,000
Computer Sciences Corp. (a)	42,000	1,685,460
Dell, Inc. (a)	60,000	988,800
eBay, Inc. (a)	35,000	783,300
Flextronics International Ltd. (a)	100,000	708,000
Intel Corp.	180,000	3,371,400
Microsoft Corp.	220,000	5,871,800
Oracle Corp. (a)	100,000	2,031,000
Seagate Technology	60,000	727,200
Shutterfly, Inc. (a)	55,674	535,027
Sun Microsystems, Inc. (a)	30,000	228,000

		22,745,187

Utility— 0.4%
Korea Electric Power Corp. SP ADR	40,000	495,600

Total Common Stocks (Cost $102,145,546)		95,211,941

Preferred Stocks — 0.2% (b)
Financial — 0.2%
Bank One Capital Trust VI Preferred, 7.20%, 10/15/31	15,000	303,750

Total Preferred Stocks (Cost $381,228)		303,750

See notes to financial statements.

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	September 30, 2008

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Repurchase Agreements — 24.7%
Bear Stearns, 0.20%, purchased 9/30/08, due 10/1/08, with a maturity value of$30,159,487 (collateralized fully by U.S. Treasury Bond, 8.75%, 8/15/20, value $31,038,806)	30,159,319	30,159,319

Total Repurchase Agreements (Cost $30,159,319)		30,159,319

Total Investments (Cost $132,686,093) — 102.9%		125,675,010

Total Securities Sold Short (Proceeds $30,314,125) — (23.8%)		(29,044,294)

Other assets in excess of liabilities — 20.9%		25,483,249

NET ASSETS — 100.0%		$122,113,965

Securities Sold Short, Common Stocks — (23.8)%

Communications — (0.7%)
Amazon.Com, Inc.(a)	11,843	861,697

Consumer Cyclical — (5.6%)
AMR Corp.(a)	70,000	687,400
DeVry, Inc.	32,000	1,585,280
Kohl’s Corp.(a)	32,000	1,474,560
Limited Brands, Inc.	40,000	692,800
Nordstrom, Inc.	38,000	1,095,160
Urban Outfitters, Inc.(a)	42,000	1,338,540

		6,873,740

Consumer Non-Cyclical — (1.9%)
Arbitron, Inc.	30,000	1,340,700
Kellogg Co.	18,000	1,009,800

		2,350,500

Financial — (2.9%)
Calamos Asset Management, Inc.	50,000	896,000
U.S. Bancorp	36,000	1,296,720
Wells Fargo & Co.	35,000	1,313,550

		3,506,270

Industrials — (0.4%)
D.R. Horton, Inc.	40,000	520,800

Medical — (1.4%)
DENTSPLY International, Inc.	26,000	976,040
Intuitive Surgical, Inc.(a)	3,000	722,940

		1,698,980

Real Estate Investment Trusts — (3.9%)
Boston Properties, Inc.	12,000	1,123,920
Simon Property Group, Inc.	20,689	2,006,833
Toll Brothers, Inc.(a)	63,650	1,605,889

		4,736,642

Retail — (3.2%)
Buffalo Wild Wings, Inc.(a)	40,000	1,609,600
CEC Entertainment, Inc.(a)	36,000	1,195,200
Yum! Brands, Inc.	32,000	1,043,520

		3,848,320

Software — (0.7%)
Blackbaud, Inc.	49,474	912,795

Technology — (1.0%)
Applied Materials, Inc.	45,000	680,850
KLA-Tencor Corp.	18,000	569,700

		1,250,550

Telecommunications — (1.2%)
American Tower Corp.(a)	40,000	1,438,800

Transportation — (0.9%)
Expeditor International of Washington, Inc.	30,000	1,045,200

Total Securities Sold Short, Common Stocks (Proceeds $30,314,125)		$29,044,294

(a)	Represents non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

(b)	Shares are held in a segregated account as collateral for securities sold short.
See notes to financial statements.

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	September 30, 2008
Percentage of Total Investments, Long Positions (unaudited)
Percentage of Total Investments, Short Positions (unaudited)
See notes to financial statements.

1st Source Monogram Funds
Long/Short Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments, at value (cost $102,526,774)	$95,515,691
Repurchase agreements, at cost and value	30,159,319

Total Investments	125,675,010

Deposits with brokers for securities sold short	27,676,103
Interest and dividends receivable	114,011
Receivable for capital shares issued	541,490
Receivable for investments sold	3,544,685
Prepaid expenses and other assets	15,961

Total Assets	157,567,260

Liabilities:
Payable for investments purchased	5,239,782
Payable for capital shares redeemed	1,034,024
Securities sold short, at value (proceeds $30,314,125)	29,044,294
Accrued expenses and other payables:
Investment adviser	113,167
Administration	3,580
Shareholder servicing	2,875
Accounting	563
Chief compliance officer	778
Custodian	4,490
Transfer agent	4,879
Trustee	1,846
Other	3,017

Total Liabilities	35,453,295

Net Assets	$122,113,965

Composition of Net Assets:
Capital	$128,250,429
Accumulated undistributed net investment income	241,168
Accumulated net realized losses from investment transactions	(636,380)
Net unrealized depreciation from investments	(5,741,252)

Net Assets	$122,113,965

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	11,298,350

Net Asset Value, Offering and Redemption Price per share	$10.81

Statements of Operations

	For the six	For the
	months ended	year ended
	September 30,	March 31,
	2008	2008
Investment Income:
Interest	$190,359	$688,718
Dividends	1,329,193	2,249,321
Foreign tax withholding	(66,542)	(2,622)

Total Investment Income	1,453,010	2,935,417

Expenses:
Investment adviser	587,291	808,020
Administration	80,086	110,185
Distribution	133,475	183,641
Shareholder servicing	10,604	21,348
Accounting	21,542	32,599
Chief compliance officer	2,258	4,347
Custodian	22,291	42,602
Transfer agent	14,037	30,027
Trustee	4,234	8,565
Dividend expense	165,582	131,545
Other	38,574	94,494

Total expenses before fee reductions	1,079,974	1,467,373
Distribution fees voluntarily reduced	(133,475)	(183,641)

Net Expenses	946,499	1,283,732

Net Investment Income	506,511	1,651,685

Net Realized/Unrealized Gains (Losses) from Investments and Securities Sold Short:
Realized losses from investment transactions	(2,737,430)	(1,785,633)
Realized gains on securities sold short	1,098,029	3,874,493
Change in unrealized appreciation/depreciation from investments and securities sold short	(4,654,306)	(3,078,118)

Net realized/unrealized losses from investments and securities sold short	(6,293,707)	(989,258)

Change in Net Assets Resulting from Operations	$(5,787,196)	$662,427

See notes to financial statements.

1st Source Monogram Funds
Long/Short Fund
Statements of Changes in Net Assets

	For the	For the	For the
	six months ended	year ended	year ended
	September 30,	March 31,	March 31,
	2008	2008	2007
Investment Activities:
Operations:
Net investment income	$506,511	$1,651,685	$930,617
Realized gains/(losses) from investment transactions and securities sold short	(1,639,401)	2,088,860	2,276,967
Change in unrealized appreciation/depreciation from investments and securities sold short	(4,654,306)	(3,078,118)	504,413

Change in net assets resulting from operations	(5,787,196)	662,427	3,711,997

Distributions:
From net investment income	(419,058)	(1,739,672)	(927,525)
From net realized gains	—	(2,150,358)	(1,761,899)
Return of Capital	(59,547)	—	—

Change in net assets from shareholder distributions	(478,605)	(3,890,030)	(2,689,424)

Capital Transactions:
Proceeds from shares issued	51,821,912	45,416,712	23,656,008
Dividends reinvested	397,821	3,335,062	2,331,877
Cost of shares redeemed	(11,249,918)	(12,008,607)	(2,947,120)

Change in net assets from capital share transactions	40,969,815	36,743,167	23,040,765

Change in net assets	34,704,014	33,515,564	24,063,338

Net Assets:
Beginning of period	87,409,951	53,894,387	29,831,049

End of period	$122,113,965	$87,409,951	$53,894,387

Share Transactions:
Issued	4,496,374	3,843,979	2,043,074
Reinvested	33,910	283,537	201,945
Redeemed	(987,313)	(1,022,364)	(256,101)

Change in shares	3,542,971	3,105,152	1,988,918

Accumulated undistributed net investment income	$241,168	$148,570	$64,196

See notes to financial statements.

1st Source Monogram Funds
Long/Short Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the
	six months						For the
	ended		For the years ended March 31,				period ended
	September						March 31,
	30, 2008		2008	2007	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$11.27		$11.59	$11.21	$10.69	$10.59	$10.00

Investment Activities:
Net investment income	0.05	(g)	0.27	0.26	0.21	0.08	—	(b)
Net realized and unrealized gains gains (losses) from investments and securities sold short	(0.46)		0.02	0.90	0.71	0.35	0.61

Total from investment activities	(0.41)		0.29	1.16	0.92	0.43	0.61

Distributions:
Net investment income	(0.05)		(0.28)	(0.28)	(0.20)	(0.09)	—	(b)
Net realized gains	—		(0.33)	(0.50)	(0.20)	(0.24)	(0.02)

Total distributions	(0.05)		(0.61)	(0.78)	(0.40)	(0.33)	(0.02)

Net Asset Value, End of Period	$10.81		$11.27	$11.59	$11.21	$10.69	$10.59

Total Return	(3.66	)%(c)	2.34%	10.44%	8.80%	4.07%	6.14	%(c)

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$122,114		$87,410	$53,894	$29,831	$25,127	$18,824
Ratio of net expenses to average net assets (d)	1.77	%(e)	1.75%	1.84%	1.72%	1.71%	1.77	%(e)
Ratio of net investment income to average net assets	0.95	%(e)	2.25%	2.40%	1.98%	0.76%	0.09	%(e)
Ratio of expenses (before fee reductions) to average net assets (d)(f)	2.02	%(e)	2.00%	2.09%	1.98%	1.97%	2.02	%(e)
Portfolio turnover	71	%(c)	179%	172%	123%	206%	120	%(c)

(a)	Commenced operations on August 1, 2003.

(b)	Amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Includes dividend expense on securities sold short of 0.31%, 0.18%, 0.28%, 0.09%, 0.07% and 0.06% for the six months ended September 30, 2008, and years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(e)	Annualized.

(f)	During the year, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g)	Calculated using average shares method.
See notes to financial statements.

1st Source Monogram Funds
Notes to Financial Statements
September 30, 2008
1. Organization:
     The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually, a “Fund”, collectively, the “Funds”):

Fund Legal Name	Short Name
1st Source Monogram Income Equity Fund	Income Equity Fund
1st Source Monogram Income Fund	Income Fund
1st Source Monogram Long/Short Fund	Long/Short Fund
     Financial statements for all other series of the Group are published separately.
     The primary investment objective of the Income Equity Fund is to seek capital appreciation with current income as a secondary objective. The investment objective of the Income Fund is to seek current income consistent with the preservation of capital and the investment objective of the Long/Short Fund is to seek capital appreciation.
     Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
Effective September 19, 2008, the Funds changed their fiscal year end to September 30.
2. Reorganization:
     Income Equity Fund — The Trust entered into an agreement and plan of reorganization on behalf of the 1st Source Monogram Diversified Equity Fund and the Income Equity Fund, that provides for the acquisition by the Income Equity Fund of all of the assets, subject to stated liabilities, of the Diversified Equity Fund, in exchange for shares of the Income Equity Fund, the distribution of such shares to the shareholders of the Diversified Equity Fund and the dissolution of the Diversified Equity Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the Board of Trustees on January 16, 2007 and completed on March 30, 2007. The following is a summary of shares outstanding, net assets value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Diversified	Income Equity	Income Equity
	Equity Fund	Fund	Fund
Shares	2,348,520.441	10,012,539.023	11,278,057.346
Net Assets	$18,724,110.76	$148,143,586	$166,867,697
Net Asset Value:	$7.97	$14.80	$14.80
Net unrealized appreciation	$2,016,254	$33,960,326	$35,976,580
3. Significant Accounting Policies:
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Securities Valuation:
     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
     Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon
Continued

1st Source Monogram Funds
rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively.
     Shares of investment companies are valued at net asset value per share.
     The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Board.
     Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Board.
Fair Value Measurements:
     Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the funds’ investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.
     One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets.
• Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc).
• Level 3 — significant unobservable inputs (including Fund management’s own assumptions in determining the fair value of investments).
     The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
     The following is a summary categorization of each Fund’s investments based on the level of inputs utilized in determining the value of such investments as of September 30, 2008:

				LEVEL 2 - Other Significant		LEVEL 3 - Significant
	LEVEL 1 - Quoted Prices			Observable Inputs		Unobservable Inputs		Total
			Securities Sold,		Other		Other
	Investments	Other Financial	Not Yet	Investments	Financial	Investments	Financial	Investments	Other Financial
Fund Name	in Securities($)	Instruments($)*	Purchased ($)	in Securities($)	Instruments($)*	in Securities($)	Investments($)*	in Securities($)	Instruments($)*
Income Equity Fund	629,146,820	—	—	139,451,581	—		—	768,598,401	—
Income Fund	1,772,645	—	—	85,892,367	—	1,617,000	—	89,282,012	—
Long/Short Fund	95,515,691	—	(29,044,294)	30,159,319	—		—	96,630,716	—

*	Other financial instruments are derivative investments not reflected in the Schedule of Portfolio Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation (depreciation) of the investment.
     For each level 3 security, some or all of the following inputs were used to determine fair value; market conditions, credit quality and spreads, liquidity, expected maturity or call date, and security type.
Continued

1st Source Monogram Funds
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Income Fund
Investments in Securities
Balance as of 4/1/2008	$709,625
Accrued Accretion/ (Amortization)	—
Change in Unrealized Appreciation / (Depreciation)	(12,250)
Net Purchase / (Sales)	(697,375)
Transfers In / (Out) of Level 3	1,617,000

Balance as of 9/30/2008	$1,617,000

Repurchase Agreements:
     The Funds may enter into repurchase agreements with banks or broker-dealers which 1st Source Corporation Investment Advisers, Inc., (the “Adviser”), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Written Options:
     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the six months ended September 30, 2008.
Security Transactions and Related Income:
     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
New Accounting Pronouncements:
     In March 2008, Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management has recently begun evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.
Short Sales Transactions:
     The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities, with the exception of the temporary Securities Exchange Commission restrictions on short sales of certain securities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are relieved by purchasing the applicable securities for delivery to the counterparty broker.
Continued

1st Source Monogram Funds
Expenses:
     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.
Use of Estimates:
     The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.
Dividends to Shareholders:
     Dividends are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and distributed monthly by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.
     The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘’book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes:
     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.
     Effective September 30, 2007, the Funds adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or result of operations.
     As of and during the period ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits or incur any interest and penalties.
4. Related Party Transactions:
Investment Adviser:
     The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

Fund	Fee Rate
Income Equity Fund	0.80%
Income Fund	0.55%
Long/Short Fund	1.10%
Continued

1st Source Monogram Funds
Administration:
     Citi Fund Services Ohio, Inc. (“Citi”), serves the Funds as administrator, fund accounting and transfer agent. Citi, as the Funds’ administrator, provides services for a fee that is computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. Citi provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. As transfer agent for the Funds, Citi receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, Citi receives an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund, subject to certain minimums and reimbursement of certain expenses. Certain officers of the Group are affiliated with Citi. Such persons were paid no fees directly by the Fund for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”).
     Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $13,663 for the six months ended September 30, 2008, and $26,962 for the year ended March 31, 2008, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.
     Effective July 1, 2005, the Funds entered into a Shareholder Servicing agreement with 1st Source Bank to provide shareholder services. The fees paid with respect to each applicable Fund are computed and paid monthly at an annual rate not to exceed $18.00 per account.
Distribution:
     Foreside Distribution Services, L.P., (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, Inc., serves as the Funds’ distribution agent. Foreside is not affiliated with Citi or the Adviser.
     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the distributor to pay banks, including affiliates of the Adviser, broker-dealers and other institutions, or to reimburse the distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the six months ended September 30, 2008 and the year ended March 31, 2008, distribution fees were voluntarily waived to limit total fund operating expenses. Any voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.
5. Purchases and Sales of Securities:
     Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities for the six months ended September 30, 2008, totaled:

Fund	Purchases	Sales
Income Equity Fund	$376,425,189	$27,605,456
Income Fund	25,227,592	12,312,887
Long/Short Fund	93,817,147	61,530,553
6. Restricted Securities:
     Restricted securities are restricted as to resale and have been “fair” valued in good faith by the Adviser pursuant to the Funds’ valuation procedures. The appropriate economic, financial and other pertinent information available are taken into consideration, but because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed. These differences could be material. At September 30, 2008, there were no investments in restricted securities.
7. Federal Tax Information:

		Gross Tax	Gross Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Income Equity Fund	$807,296,006	$31,620,632	$(70,318,237)	$(38,697,605)
Income Fund	91,375,430	258,237	(2,351,655)	(2,093,418)
Long/Short Fund	102,954,211	4,079,319	(10,402,814)	(6,323,495)
     On October 27, 2008, distributions per share of $.03 and $.01 were paid to shareholders on record as of October 24, 2008 for the Income and Income Equity Funds, respectively.
Continued

1st Source Monogram Funds
The tax character of distributions paid during the six-months ended September 30, 2008 were as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$6,063,576	$—	$6,063,576	$112,239	$6,175,815
Income Fund	1,804,021	—	1,804,021	—	1,804,021
Long/Short Fund	419,058	—	419,058	59,547	478,605

The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$5,043,122	$13,662,031	$18,705,153	$24,424	$18,729,577
Income Fund	3,486,230	—	3,486,230	—	3,486,230
Long/Short Fund	3,276,239	613,791	3,890,030	—	3,890,030

The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$2,254,928	$9,240,309	$11,495,237	$—	$11,495,237
Income Fund	3,219,656	—	3,219,656	—	3,219,656
Long/Short Fund	1,948,417	741,007	2,689,424	—	2,689,424
As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized
	Ordinary	Long Term	Accumulated	Capital and	Appreciation	Total Accumulated
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)[2]	Earnings (Deficit)

Income Equity Fund	$—	$—	$—	$(1,775,352)	$(38,697,605)	$(40,472,957)
Income Fund	74,375	—	74,375	(3,186,705)	(2,093,418)	(5,205,748)
Long/Short Fund	1,468,680	110,509	1,579,189	(1,392,158)	(6,323,495)	(6,136,464)

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the return of capital adjustments from real estate investment trusts, publicly traded partnerships, and royalty trusts.
As of September 30, 2008, the following reclassifications have been made to increase (decrease) the following accounts with offsetting adjustments to capital:

	Accumulated Net	Accumulated Net
	Investment Income	Realized Gains (Losses)	Paid in Capital

Income Equity Fund	$112,239	$—	$(112,239)
Income Fund	142,863	564,252	(707,115)
Long/Short Fund	64,692	(5,145)	(59,547)
As of September 30, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

	Amount	Expires
Income Equity Fund	$767,800	2011
	$1,007,552	2016
Income Fund	$283,047	2012
	$958,942	2013
	$1,382,991	2014
	$561,725	2016
Long/Short Fund	$1,392,158	2016
Continued

1st Source Monogram Funds
8. Control Ownership:
     The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of September 30, 2008, National Financial Services LLC held approximately 75% of the voting securities in the Long/Short Fund, 54% of the Income Equity Fund and 94% of Income Fund. Charles Schwab and Co. Inc. owned approximately 39% of the voting securities in the Income Equity Fund.
9. Change in Independent Registered Public Accounting Firm:
     At a meeting held on May 14, 2008, the Coventry Group Audit Committee (consisting of Independent Trustees) selected and approved Cohen Fund Audit Services, Ltd. as the Independent Registered Public Accounting Firm for the Funds, replacing Ernst & Young LLP.
10. Subsequent Events:
     1st Source Corporation Investment Advisors, Inc. (the “Adviser”) has signed an asset purchase agreement with Wasatch Advisors, Inc. (“Wasatch”) relating to a proposed acquisition by Wasatch of the assets related to the Adviser’s mutual fund advisory business. In connection with such acquisition, it is proposed that each of the 1st Source Monogram Funds reorganize into a new Wasatch fund. Each such reorganization of a 1st Source Monogram Fund is subject to the approval of the shareholders of such fund at a Special Meeting of the Shareholders on December 11, 2008, and a proxy statement/prospectus seeking such approval was distributed to shareholders on October 24, 2008. The Board of Trustees of the Trust unanimously approved the Agreement and Pending Reorganization at a meeting on August 13, 2008. If the proposal is approved by shareholders, upon completion of the Reorganization, each 1st Source Monogram Fund will transfer all of its assets to its corresponding Wasatch Fund in exchange for shares of the corresponding Wasatch Fund and the corresponding Wasatch Fund’s assumption of the 1st Source Fund’s liabilities.
     Due to current market credit and liquidity issues, many investors have not been able to sell Auction Rate Securities (“ARSs”). On November 5, 2008, the 1st Source Monogram Income Fund entered into an agreement with UBS Financial Services, Inc. (“UBS”) whereby the Fund has the option to sell back to UBS its ARSs at par value including accrued interest during the period June 30, 2010 through July 2, 2012. In addition, by entering into the agreement, the Fund has given consent to UBS to purchase the ARS securities at any time from the date of the agreement through July 2, 2012. This Auction Rate Security Rights offering by UBS protects shareholders of the Fund from realizing potential losses on the ARSs. At September 30, 2008, these securities (representing $1.650 million par value, $1.617 million fair value, and 1.82% of net assets) were fair valued based on current market factors at below par value, and the net unrealized loss of $33,000 is reflected in the net unrealized depreciation from investments on the Fund’s Statement of Assets and Liabilities.
Continued

Report of Independent Registered Public Accounting Firm
To The Shareholders and Board of Trustees of
1st Source Monogram Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of 1st Source Monogram Funds, comprising the 1st Source Monogram Income Equity Fund, 1st Source Monogram Income Fund, and 1st Source Monogram Long/Short Fund (the “Funds”) as of September 30, 2008, and the related statements of operations, changes in net assets and the financial highlights for the six months then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and the financial highlights for the periods indicated prior to September 30, 2008 were audited by other auditors, who expressed unqualified opinions on those financial statements and financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting 1st Source Monogram Funds as of September 30, 2008, and the results of their operations, changes in their net assets and the financial highlights for the six months then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 26, 2008
Continued

1st Source Monogram Funds
Additional Information (unaudited)
Federal Income Tax Information:
During the period ended September 30, 2008, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Income Equity Fund	$—
Income Fund	—
Long/Short Fund	—
For the period ended September 30, 2008, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Income Equity Fund	98.57%
Income Fund	2.99%
Long/Short Fund	100.00%
For the period ended September 30, 2008, distributions paid by the Funds may be subject to a subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

Qualified Dividend Income
Income Equity Fund	100.00%
Income Fund	2.46%
Long/Short Fund	100.00%
Table of Shareholder Expenses:
As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution; and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 20008 through September 30, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	4/1/08	9/30/08	4/1/08 - 9/30/08	4/1/08 - 9/30/08

Income Equity Fund	$1,000.00	$903.50	$4.96	1.04%
Income Fund	1,000.00	983.10	4.33	0.87%
Long/Short Fund	1,000.00	963.40	8.71	1.77%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	4/1/08	9/30/08	4/1/08 - 9/30/08	4/1/08 - 9/30/08

Income Equity Fund	$1,000.00	$1,019.85	$5.27	1.04%
Income Fund	1,000.00	1,020.71	4.41	0.87%
Long/Short Fund	1,000.00	1,017.75	8.95	1.77%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

1st Source Monogram Funds
Trustees and Officers
September 30, 2008
Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request by calling 1-800-766-8938.

Name,		Term of Office*		Number of Funds
Address	Positions(s) Held	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
Age	with the Funds	Time Served	During Past Five Years	Overseen by Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Maurice G. Stark Date of Birth: 9/23/1935	Trustee	Since 1992	Consultant to Battelle Memorial Institute (non-profit research group), January, 1995 to present.	9	The Coventry Funds Trust

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	9	The Coventry Funds Trust

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Principal of King, Dodson Armstrong Financial Advisors, Inc. August, 2003 to present. Director of Financial Planning, Hamilton Capital Management, April, 2000 to August, 2003.	9	The Coventry Funds Trust

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 1997	Chancellor Emeritus, University of North Carolina at Charlotte. August, 2005 to present. Chancellor, University of North Carolina at Charlotte, July, 1989 to July, 2005.	9	The Coventry Funds Trust

Walter B. Grimm Date of Birth: 6/3/1945	Trustee	Since 1996	President, Leigh Investments, Inc. November 2005 to present. Employee BISYS Fund Services Ohio, Inc. June, 1992 to October, 2005	9	The Coventry Funds Trust, Performance Funds

OFFICERS WHO ARE NOT TRUSTEES

John Danko Date of Birth: 4/17/1967	President	Since 2008	Senior Vice President, Relationship Management, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), May, 1997 to present.

Robert W. Silva Date of Birth: 8/15/1966	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (fund administrator), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May, 2002 to August, 2007.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), May, 1995 to present.

Eric B. Phipps** Date of Birth: 6/26/1971	Chief Compliance Officer	Since 2006	Vice President Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), June, 2006 to present. Staff Accountant United States Securities and Exchange Commission October, 2004 to May, 2006. Director of Compliance BISYS Fund Services Ohio, Inc., December, 1995 to October, 2004.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Funds. The Fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

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1st Source Monogram Funds™

INVESTMENT ADVISER

1st Source Corporation Investment Advisers, Inc.
100 North Michigan Street
South Bend, IN 46601

DISTRIBUTOR

Foreside Distributions Services, L.P.
100 Summer Street
Boston, MA 02110

FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938

This material must be preceded or accompanied by a current prospectus.

FSSEPT 11/08

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Maurice Stark, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees

For the period ended September 30, 2008 Cohen billed Audit Fees to the 1st Source Monogram Funds, of $30,000. For the fiscal year ended March 31, 2008, Ernst & Young billed Audit Fees to the 1st Source Monogram Funds of $32,325.

(b)	Audit Related Fees

For the period ended September 30, 2008 there were no fees for audit-related services for the 1st Source Monogram Funds.

(c)	Tax Fees

For the period ended September 30, 2008 Cohen billed Tax Fees to the 1st Source Monogram Funds of $6,000. For the fiscal year ended March 31, 2008, Ernst & Young billed Tax Fees to 1st Source Monogram Funds $9,000. These fees relate to tax compliance services.

(d)	All Other Fees

There were no fees for all other services to 1st Source Monogram Funds not included above.

The audit committee reviews all matters involving the Coventry Groups independent accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee. All services provided to the Coventry Group by independent accountants are pre-approved by the audit committee.

(e)	Not applicable.

(f)	Not applicable

(g)	Not applicable.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Coventry Group

By (Signature and Title)	/s/ John Danko John Danko, President
Date: November 26, 2008
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Danko John Danko, President
Date: November 26, 2008

By (Signature and Title)	/s/ Robert Silva Robert Silva, Treasurer
Date: November 26, 2008